SUNCOR
ENERGY

February 14, 2007

Suncor Energy Inc.
P.O. Box 38
112 4th Avenue S.W.
Calgary, Alberta T2P 2V5
Tel (403) 269-8100
Toll Free 1-866-SUNCOR-1
Fax (403) 269-6200
www.suncor.com

Grand Banks Energy Corporation
1600, 444 - 5th Avenue S.W.
Calgary, Alberta
T2P 2T8

Attn: Shawn McDonald

Dejour Energy (Alberta) Ltd.
690, 400 - 5th Avenue S.W.
Calgary, Alberta
T2P 0L6

Attn: Charles Dove

✓Eden Energy Corp.
200 Burrard Street, Suite 1925
Vancouver, B.C.
V6C 3L6

Attn: Don Sharpe

RE: Participation Agreement
Dated February 14, 2007 (the "Agreement")
Twp. 94-96 Rge. 7-9 W6M
Chinchaga Area, Alberta
Suncor File: T07-13

Whereas Suncor Energy Inc. ("Suncor") and Kereco Energy Ltd. ("Kereco") have entered into a Farmout Agreement dated February 1, 2007 (the "Farmout Agreement"), a copy of which is attached hereto as Schedule "B", under which Suncor is:

i) farming out a 50% working interest to Kereco in certain lands (the "Farmout Lands") subject to a non-convertible overriding royalty payable to Suncor, and, in addition,
ii) participating for a 50% working interest in the drilling of the Test Well,

all as more particularly described in the Farmout Agreement.

Whereas Suncor wishes to farmout its 50% participating working interest in the Test Well and the Farmout Lands to Grand Banks Energy Corporation ("Grand Banks"), Dejour Energy (Alberta) Ltd. ("Dejour") and Eden Energy Corp. ("Eden") under the same terms and conditions as those contained in the Farmout Agreement except as where modified by the terms of this Agreement and as more particularly set forth hereunder.

In consideration of the premises and the mutual covenants contained in this Agreement, Grand Banks, Dejour and Eden agree to participate in the drilling and completion or drilling and abandonment of the Test Well as to Suncor's 50% participating working interest in order to earn

a proportionate share of Suncor's 50% working interest in the Test Well, the Farmout Lands and equalize into the Landsale Lands – Block I as set forth herein:

1. Definitions

Unless otherwise defined herein, the terms used in this Agreement shall have the same meaning ascribed to them in the Farmout Agreement and in addition the following expressions shall have the respective meanings hereby assigned to them, namely:

a) "Landsale Lands - Block I" means the parcels of land acquired by Suncor at the February 7, 2007 Alberta Land Sale and as outlined on Schedule "A" hereto under the heading "Landsale Lands – Block I";

b) "Landsale Lands - Block II" means the parcels of land acquired by Suncor at the February 7, 2007 Alberta Land Sale and as outlined on Schedule "A" hereto under the heading "Landsale Lands – Block II";

c) "Farmee" means individually or collectively as the context requires, Grand Banks as to a 30% participating working interest, Dejour as to a 10% participating working interest and Eden as to a 10% participating working interest;

d) "Farmor" means Suncor as to the 50% working interest held by it as Participant under the Farmout Agreement; and

e) "Kereco's AFE" means the AFE for the drilling of the Test Well prepared by Kereco, a copy of which is attached hereto as Schedule "C".

2. Participation in Farmout

a) Test Well

The parties hereby agree that Grand Banks, Dejour and Eden shall assume all the obligations and rights of the Participant in and pursuant to the Farmout Agreement, the Test Well and the Participants 50% participating interest in that agreement, the Test Well and the Farmout Lands. By assuming its proportionate share of rights and obligations of Participant under the Farmout Agreement and subject to the terms of this Agreement, as between the parties to this Agreement, the Farmout Agreement shall be interpreted as if Suncor as Farmor, and Grand Banks, Dejour and Eden collectively as Farmee, are parties to the Farmout Agreement in the following proportions:

Grand Banks	30% (Farmee)
Dejour	10% (Farmee)
Eden	10% (Farmee)
Suncor	50% (Farmor)

b) Concurrent with the execution of this Agreement, Farmee shall be deemed to have approved Kereco's AFE as to its participating working interest in the Test Well.

c) Kereco is appointed Operator under the Farmout Agreement and until such time as Farmee parties are novated into the Farmout Agreement Grand Banks is hereby appointed as initial Operator on behalf of the Farmee parties under the Farmout and Royalty Procedure. As between the Farmee parties the Operating Procedure shall apply.

d) Site Cost Reimbursement

Farmee parties hereby agree to reimburse costs associated with the Test Well survey, surface acquisition and construction of the Test Well site and access and drilling rig costs as outlined in clause 4 of the Farmout Agreement as to the Participant's share. Suncor will invoice all parties for site costs and it is anticipated that the rig costs as referred to in clause 4(d) of the Farmout Agreement will be joint billed by Kereco.

e) Interest Earned

Provided that Farmee is not in default of its obligations hereunder and has drilled the Test Well to Contract Depth in accordance with the provisions of this agreement and the Farmout Agreement and subject to Article 3.00 of the Farmout and Royalty Procedure, the Farmee will earn an undivided 50% working interest in the Farmout Lands subject to the reservation unto Farmor of the Farmor's Overriding Royalty to be paid on Farmor's 50% working interest in the Test Well and the Farmout Lands resulting in the Farmout Lands being held as follows:

Grand Banks	30% *
DeJour	10%*
Eden	10%*
(Kereco	50%)

* subject to the reservation of Farmor's Overriding Royalty

f) Confidentiality and Area of Exclusion Provisions to Continue

Pursuant to the terms of the Confidentiality and Area of Exclusion Agreements entered into between Suncor and Grand Banks and Suncor and Dejour, each dated February 9, 2007, Grand Banks and Dejour specifically acknowledge that they shall continue to hold information obtained from the well Tasman et al Chinchaga 8-24-95-8-W6M confidential from third parties and that the lands which are hatched in purple on Schedule "E" to the Farmout Agreement shall continue to be subject to the one year exclusion provisions.

g) AMI Area

The same AMI Area and provisions contained in the Farmout Agreement apply to the Farmee parties hereunder with the exception that the Landsale Lands – Block I and Landsale Lands – Block II were acquired by Suncor at the February 7, 2007 land sale and the parties hereby agree that the provisions outlined in clauses 3 and 4 below will be in effect as between the parties hereto with respect to such lands.

3. Landsale Lands - Block I

a) Within 5 days of executing this Agreement Farmee will reimburse Suncor for a share equal to its participating Farmee working interest share of the costs incurred by Suncor to acquire the Land Sale Lands - Block I, subject to the reservation of a 7.5% non-convertible gross overriding royalty payable to Suncor and Suncor shall hold such working interest share for and on behalf of the Farmee until such time as the assignment of such interest can be made to the Farmee. Such non-convertible overriding royalty will be payable in accordance with the provisions of the Farmout and Royalty Procedure including the amendment to clause 9.03(b) – Well Information to Royalty Owners as detailed in clause 6 of the Farmout Agreement.

b) If, as a result of Kereco not electing to acquire its 50% working interest in all or a portion of the lands which comprise the Landsale Lands – Block I, there remains a 50% working interest held by Suncor then Farmee will have the individual option to elect, within 3 days of receiving confirmation of Kereco's election, to proportionately increase its interest subject to the reimbursement to Suncor for such costs and reservation of the 7.5% non-convertible gross overriding royalty to Suncor on such interest. If Suncor still retains a working interest in any of the Landsale Lands - Block I because all the working interest has not been taken up by Kereco or the Farmee parties Suncor shall not be served with an independent operations notice by a Farmee party to drill a well on such land. The parties who intend to drill a well on such land will reimburse to Suncor the proportionate share of costs paid by Suncor for its remaining working interest in such land, subject to

the reservation of a 7.5% non-convertible gross overriding royalty to Suncor on such interest.

4. Land Sale Lands - Block II

Farmee has expressed an interest in equalizing on the Land Sale Lands - Block II in a similar manner as the Land Sale Lands - Block I. Suncor is not prepared to allow the Farmee to equalize in such lands in this manner notwithstanding that Kereco retains the option to do so. Regardless of whether Kereco elects to acquire a 50% working interest in such lands in accordance with their rights as outlined in clause 8 of the Farmout Agreement Suncor will give the Farmee parties a 20 day first right of refusal to acquire Suncor's working interest in such lands on the same terms under which Suncor proposes to deal its 50% working interest (or 100% working interest, as the case may be, depending on Kereco's election) to a third party.

5. Failure to Participate

In the event of a default by any Farmee party in the performance of any of their obligations prior to earning, then the defaulting party shall forfeit its entire right under this Agreement and the Farmout Agreement to earn an interest as provided in this Agreement and the Farmout Agreement. Suncor shall be entitled, at its sole option, to revoke any assignment or deemed assignment of interest from Suncor to Farmee in the Landsale Lands – Block I and Suncor shall be entitled to any other remedies which may be available to it in equity or at law.

6. Conflict

As between Suncor and Farmee where a conflict arises between this Agreement and the Farmout the terms of this Agreement will prevail. As between Suncor and Eden where a conflict arises between this Agreement and the Farmout and Option Agreement dated March 7, 2006, the terms of this Agreement will prevail. If a conflict arises between this Agreement and the title documents to the Farmout Lands (the "Title Documents") the terms of the Title Documents will prevail.

7. Notices

All notices, communications and statements required or permitted hereunder shall be made, issued or received in accordance with Article 2201 (Service of Notice) of the Operating Procedure.

The address for service of notices of each of the parties will be as follows:

Grand Banks Energy Corporation 1600, 444 - 5th Avenue S.W. Calgary, Alberta T2P 2T8	Dejour Energy (Alberta) Ltd. 690, 400 - 5th Avenue S.W. Calgary, Alberta T2P 0L6
Attn: Shawn McDonald	Attn: Charles Dove
Eden Energy Corp. 200 Burrard Street, Suite 1925 Vancouver, B.C. V6C 3L6	Suncor Energy Inc. P.O. Box 38, 112 - 4th Avenue S.W. Calgary, Alberta T2P 2V5
Attn: Don Sharpe	Attn: Manager, Contracts & Land Admin.

8. Effective Date

The Effective Date of this Agreement is February 12, 2007.

9. Miscellaneous

a) Each of the parties will at all times do all such further acts and execute and deliver all such further deeds and documents as will be reasonably required in order to fully perform and carry out the terms of this Agreement. Pursuant to the terms of clause 11 of the Farmout Agreement, Suncor will endeavour to have the Farmee parties directly recognized by Kereco immediately upon execution of this Agreement especially for the purposes of transmitting well information and joint venture billing. Farmee parties will supply Kereco and Suncor with its well requirements sheet and if required by Kereco, Farmee will sign Kereco's AFE as to its participating working interest in the Test Well operation.

b) This Agreement and the relationship between the parties shall be construed and determined according to the laws of the Province of Alberta and the courts of the Province of Alberta shall have exclusive jurisdiction with respect to ay matters or things arising directly or indirectly related to this Agreement.

c) The two (2) year time period for seeking a remedial order under Section 3(1)(a) of the Limitations Act, R.S.A. 2000 c.L.-12, as may be amended from time to time, for any claim (as defined in that Act) arising in connection with this agreement is extended to:

   i) for claims disclosed by an audit, two years after the time this agreement permitted that audit to be performed; or
   ii) for all other claims, six years.

d) This Agreement may be executed in counterpart.

Should the foregoing accurately reflect our agreement, please so indicate by signing the agreement and returning the signed counterpart execution page to the attention of the undersigned.

Yours very truly

SUNCOR ENERGY INC.

Leslie Simpson
Senior Landman, Prospect Generation Services

Accepted and agreed to this 14th day of February, 2007.

PER: Larry B Kellison

TITLE: Chief Operating Officer

COMPANY: Eden Energy Corp

This is the execution page to the Participation Agreement dated February 14, 2007, among Suncor Energy Inc., Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd. and Eden Energy Corp.

Eden

d) This Agreement may be executed in counterpart.

Should the foregoing accurately reflect our agreement, please so indicate by signing the agreement and returning the signed counterpart execution page to the attention of the undersigned.

Yours very truly

SUNCOR ENERGY INC.

Leslie Simpson
Senior Landman, Prospect Generation Services

Accepted and agreed to this 14 day of February, 2007.

PER: [signature]

TITLE: PRESIDENT

COMPANY: DEJOUR ENERGY (ALBERTA) LTD

This is the execution page to the Participation Agreement dated February 14, 2007, among Suncor Energy Inc., Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd. and Eden Energy Corp.

Eden

d) This Agreement may be executed in counterpart.

Should the foregoing accurately reflect our agreement, please so indicate by signing the agreement and returning the signed counterpart execution page to the attention of the undersigned.

Yours very truly

SUNCOR ENERGY INC.

Leslie Simpson
Senior Landman, Prospect Generation Services

Accepted and agreed to this 14th day of February, 2007.

PER: [signature]

TITLE: Vice President, Land

COMPANY: Grand Banks Energy Corporation

This is the execution page to the Participation Agreement dated February 14, 2007, among Suncor Energy Inc., Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd. and Eden Energy Corp.

Schedule "A" attached to and forming
Part of a Participation Agreement
Dated February 14, 2007, among Suncor Energy Inc.,
Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd.
And Eden Energy Corp.

"Landsale Lands - Block I"

PARCEL	DESCRIPTION	RIGHTS	HA.	$/ha	BONUS	RENTAL	FEE	TOTAL
A0264	94-8-W6M: 31	All PNG	256	**$25.75**	$6,592.00	$896.00	$625.00	$8,113.00
A0270	94-9-W6M: 36	All PNG	256	**$78.88**	$20,193.28	$896.00	$625.00	$21,714.28
A0280	95-8-W6M: 4	All PNG	256	**$156.99**	$40,189.44	$896.00	$625.00	$41,710.44
A0281	95-8-W6M; 5	All PNG	256	**$502.35**	$128,601.60	$896.00	$625.00	$130,122.60
A0282	95-8-W6M: 6	All PNG	256	**$313.99**	$80,381.44	$896.00	$625.00	$81,902.44
A0283	95-8-W6M: 9	All PNG	256	**$502.35**	$128,601.60	$896.00	$625.00	$130,122.60
A0287	95-8-W6M: 18	All PNG	256	**$313.99**	$80,381.44	$896.00	$625.00	$81,902.44
A0288	95-8-W6M: 20	All PNG	256	**$502.35**	$128,601.60	$896.00	$625.00	$130,122.60
								$625,710.40

"Landsale Lands - Block II"

PARCEL	DESCRIPTION	RIGHTS	HA.	$/ha	BONUS	RENTAL	FEE	TOTAL
A0267	94-8-W6M: 34	All PNG	256	**$156.99**	$40,189.44	$896.00	$625.00	$41,710.44
A0284	95-8-W6M: 10	All PNG	256	**$78.88**	$20,193.28	$896.00	$625.00	$21,714.28
A0285	95-8-W6M: 11	All PNG	256	**$78.88**	$20,193.28	$896.00	$625.00	$21,714.28
A0289	95-8-W6M: 21	All PNG	256	**$156.99**	$40,189.44	$896.00	$625.00	$41,710.44
A0292	95-8-W6M: 29	All PNG	256	**$63.66**	$16,296.96	$896.00	$625.00	$17,817.96
A0293	95-8-W6M: 30	All PNG	256	**$63.66**	$16,296.96	$896.00	$625.00	$17,817.96
A0295	95-8-W6M: 32	All PNG	256	**$63.66**	$16,296.96	$896.00	$625.00	$17,817.96
A0301	96-8-W6M: 5	All PNG	256	**$65.99**	$16,893.44	$896.00	$625.00	$18,414.44
A0294	95-8-W6M: 31	All PNG	256	**$63.66**	$16,296.96	$896.00	$625.00	$17,817.96
								$216,535.72

Schedule "B" attached to and forming part of a Participation Agreement, Dated February 14, 2007, among Suncor Energy Inc., Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd., and Eden Energy Corp.

SUNCOR ENERGY

February 1, 2007

Suncor Energy Inc
P.O. Box 38
112 4th Avenue S.W.
Calgary, Alberta T2P 2V5
Tel (403) 269-8100
Toll Free 1-866-SUNCOR-1
Fax (403) 269-6200
www.suncor.com

Kereco Energy Ltd.
1100, 530 - 8th Avenue S.W.
Calgary, Alberta
T2P 3S8

Attention: Joe Swift

RE: **Farmout Agreement**
Dated February 1, 2007
Twps. 94-96, Rges. 7-9 W6M
Chinchaga Area, Alberta
Suncor File: T07-06

Further to our recent discussions the following represents the terms and conditions under which Suncor Energy Inc. ("Suncor") is prepared to farmout a 50% Working Interest in the Farmout Lands to Kereco Energy Ltd. ("Kereco") and, until such time as Suncor has secured a farmee party for its remaining 50% working interest, to participate with Kereco as to a 50% participating Working Interest in the drilling of the Test Well under the terms and conditions as more particularly set forth in this letter. Suncor and Kereco hereby agree as follows:

1. Definitions

In this Agreement, unless the context otherwise requires, terms which are defined in the Farmout and Royalty Procedure shall have the meaning ascribed to them in the Farmout and Royalty Procedure and in addition the following expressions shall have the respective meanings hereby assigned to them, namely:

a) "AMI Area" means all lands and Petroleum Substances, other than the lands and Petroleum Substances comprising the Farmout Lands, within the AMI Area outlined in red on Schedule "E" hereof and subject to the provisions of clause 8 hereof;

b) "Contract Depth" means a depth sufficient to penetrate 25 meters into the Muskeg formation or 2526m true vertical depth, whichever shall first occur;

c) "Effective Date" means February 1, 2007;

d) "Farmee" means Kereco as to an undivided 50% participating Working Interest;

e) "Farmor" means Suncor as to an undivided 50% Working Interest;

f) "Farmout Lands" means the lands identified on Schedule "A" hereto as "Farmout Lands";

g) "Farmout and Royalty Procedure" means the form of the 1997 CAPL Farmout and Royalty Procedure completed as to the schedule of elections, rates and modifications thereunder which is attached hereto as Schedule "B";

h) "Farmor's Overriding Royalty" means a 12.5% non-convertible gross overriding royalty paid to Farmor by Farmee on Farmor's 50% Working Interest which is available to be earned by Farmee under terms as more particularly set forth herein to be paid in accordance with Article 5 of the Farmout and Royalty Procedure;

i) "Operating Procedure" means the form of the 1990 CAPL Operating Procedure completed as to the schedule of elections, rates and modifications thereunder which is attached hereto as Schedule "C";

j) "Participant" means Suncor as to an undivided 50% participating interest in the drilling and completing or drilling and abandonment of the Test Well; and

k) "Test Well" means Suncor Chinchaga 2-8-95-8-W6M (surface location: 3-8-95-8-W6M).

2. <u>Schedules</u>

The following Schedules are attached hereto and made a part of this Agreement:

a) Schedule "A" which describes the Title Documents, the Encumbrances, the Farmout Lands and the Farmor's Working Interest prior to farmout to Farmee as contemplated hereunder;

b) Schedule "B" which sets forth the rates, elections and modifications of the Farmout and Royalty Procedure;

c) Schedule "C" which sets forth the rates, elections and modifications of the Operating Procedure;

d) Schedule "D" which is Farmor's Well Data Requirement Sheet;

e) Schedule "E" which is a plat outlining the AMI Area; and

f) Schedule "F" which is the Drilling Cost Estimate prepared by Tasman Exploration Inc. for the drilling of the Test Well.

3. <u>Test Well</u>

a) Farmee will provide Suncor with its drilling program as soon as reasonably possible prior to Spud of the Test Well and Farmee will provide Suncor with its AFE for the drilling of the Test Well which will be similar in scope and cost as the drill cost estimate for the location attached as Schedule "F".

b) Farmee, on behalf of itself and Participant, shall Spud the Test Well and Drill such well to Contract Depth prior to the end of the current 2006/2007 winter drilling season but in any event prior to the primary term expiry of the Title Documents.

b) Farmee will provide Farmor with all information obtained from the Test Well on a daily basis in accordance with Farmor's Well Data Requirement Sheet attached hereto as Schedule "D".

c) Except as otherwise provided in this Agreement, as between Farmee and Farmor the provisions of the Farmout and Royalty Procedure shall govern all operations conducted pursuant to this Agreement, as between Farmee and Participant the provisions of the Operating Procedure shall govern all operations conducted pursuant to this Agreement and the cost, risk and expense of the drilling and completion or abandonment of the Test Well shall be shared in the following proportions:

Farmee	50%
Participant	50%

d) Farmee is hereby appointed initial Operator under the Farmout and Royalty Procedure and Operating Procedure and shall conduct all operations with respect to the Test Well and upon earning its interest hereunder shall be the Operator with respect to all lands earned hereunder and all lands acquired in the AMI Area as set out in clause 8 hereof. Farmee hereby accepts appointment as Operator.

e) Farmor shall apply to Alberta Energy in accordance with the Regulations to group all eligible Title Documents by virtue of the drilling of the Test Well to Contract Depth.

4. <u>Site Cost Reimbursement</u>

a) Farmee will reimburse Farmor for Farmee's 50% participating Working Interest share of costs associated with the survey, surface acquisition and construction of the Test Well and access. Within 5 days of receipt of Farmor's invoice to Farmee, Farmee will pay Farmor for all such costs.

b) Farmor and Farmee shall work cooperatively amongst themselves together with all relevant stakeholders, to establish the manner in which Farmee can conduct such activities relative to the Test Well as the operator in the place and stead of Farmor. The parties shall execute all documents required to assign all relevant surface documentation directly to Farmee, and where surface documentation is not assignable, such as road use agreements and CPP, Farmee shall attend to the acquisition of such surface documentation, wherever possible, in its own name directly with the relevant parties.

c) For any surface documentation relative to the Test Well which cannot be assigned to Farmee or which Farmee is unable to acquire directly then Farmee shall be deemed to have acquired Farmor's beneficial interest in such documentation held by Farmor and Farmee shall be liable to Farmor as to Farmee's participating 50% Working Interest in the Test Well for all losses, costs, damages and expenses whatsoever and howsoever that the Farmor may suffer, sustain, pay or incur; and in addition, as to Farmee's 50% Participating Interest in the Test Well, indemnify and hold harmless the Farmor and its directors, officers, agents and employees against all actions, causes of action, proceedings, claims, demands, losses, costs, damages and expenses whatsoever that may be brought against or suffered by Farmor, its directors, officers, agents and employees or that they may sustain, pay or incur; insofar as they are a result, directly or indirectly, of any act or omission (whether negligent or otherwise) of the Farmee with respect to all operations or activities conducted by Farmee or on behalf of it hereunder.

d) Suncor has retained Beaver Drilling Rig #8 from a prior location recently drilled and rig released in 8-24-95-8-W6M. If Farmee chooses to utilize this rig for the purpose of drilling the Test Well then Farmee will pay its proportionate share of costs incurred to retain the rig and ancillary equipment and the cost to move the rig from 8-24 to the Test Well location and demobilize to Spirit River.

5. <u>Interest Earned – Test Well</u>

Provided the Farmee is not in default of its obligations hereunder and has drilled the Test Well with Participant to Contract Depth in accordance with the provisions of this Agreement and subject to Article 3.00 of the Farmout and Royalty Procedure, the Farmee will earn an undivided 50% Working Interest in the Farmout Lands subject to the reservation unto Farmor of the Farmor's Overriding Royalty to be paid on Farmor's pre-farmout 50% Working Interest in the Test Well and the Farmout Lands resulting in the Farmout Lands being held as follows:

Farmee	50%*
Participant	50%
Farmor	Farmor's Overriding Royalty

*subject to the reservation of Farmor's Overriding Royalty

6. **Amendment to Farmout and Royalty Procedure**

Clause 9.03(b) – Well Information to Royalty Owners:

For all wells drilled on the Royalty Lands in which Suncor is a Royalty Owner, the Farmee will supply Suncor with the information prescribed in Schedule "C" attached to this Agreement. Clause 9.03(b) of the Farmout and Royalty Procedure will be amended by deleting the remainder of the said Clause 9.03(b) after the word "Article".

7. **Confidentiality and Area of Exclusion Provisions to Continue**

Pursuant to the terms of that Confidentiality and Area of Exclusion Agreement dated January 24, 2007 between Suncor and Kereco (the "Confidentiality Agreement") Farmee agreed to hold information obtained from the well Tasman et al Chinchaga 8-24-95-8 W6M confidential from third parties. Farmee specifically acknowledges that:

a) it shall continue to hold such well information confidential for a period of ~~year~~ one (1) year from rig release of 8-24-95-8W6M;

b) that it will not bid on the following parcels at the February 7, 2007 land sale:

Parcels A0271 to A0276 inclusive, A0290, A0296 to A0300 inclusive and A0304 to A0306 inclusive; and

c) That following the February 7, 2007 land sale the parcels noted in 7(b) will continue to be subject to the one year exclusion provisions of the Confidentiality Agreement in addition to the following lands for a period of one year:

95-7-W6M:	secs. 27 to 34 inclusive
96-7-W6M:	secs. 2to 6 inclusive
95-8-W6M:	secs. 27, 33, 34
96-8-W6M:	secs. 1 to 4 inclusive, 9 to 11 inclusive, 14-16 inclusive

For clarity, all such lands referred to in this clause 7(b) are highlighted by purple hatching on Schedule E hereof.

8. **AMI Area**

a) Subject to clause 8(d) hereof, if Farmee acquires an interest in any lands and Petroleum Substances comprising the AMI Area during the term thereof, or during the term thereof secures the right to acquire an interest from a third party on third party held land, Farmee shall advise Farmor in writing of such acquisition by Farmee including, if applicable, if Farmee has secured the right to acquire an interest in third party held land and Farmee shall reserve to Farmor a five percent (5%) non-convertible overriding royalty on such interest acquired (in this clause 8 referred to as "AMI Royalty") provided further that if, during the term of the AMI Area, Farmee has secured the right to acquire an interest in third party held land but the actual acquisition of such interest occurs after the termination date of the AMI Area the AMI Royalty shall apply to Farmee's acquired interest in such third party held land as if such acquisition had occurred during the term of the AMI Area.

b) Any lands acquired by Farmee pursuant to the provisions of this clause 8 shall be included in the definition of Royalty Lands in the Farmout and Royalty Procedure with the AMI Royalty calculated and paid on 100% of production attributable to Farmee's 50% interest, subject to all other provisions of this Agreement, including allowed deductions to the AMI Royalty as provided for in clause 5.04B and the provision for well information to Farmor as provided for in clause 9.03(b)(as amended herein) of the Farmout and Royalty Procedure.

c) As between the Farmee and the Participant the provisions of Article 8 of the Farmout and Royalty Procedure shall apply as to the AMI Area during the term thereof in the following interests:

Farmee	50%
Participant	50%

d) Notwithstanding the provisions of clause 8(a) hereof, the AMI Royalty shall increase to 7.5% if the interest acquired by the Farmee is with respect to the following lands in the AMI Area:

94-8-W6M:	31
94-9-W6M:	36
95-7-W6M:	4,5,6,9,18,20

e) The AMI Area shall be in effect for a period time commencing on January 24, 2007 and terminating one year following the rig release date of the drilling rig used for the drilling of the Test Well, provided however, that nothing contained herein shall be construed as releasing a Party from the performance or fulfillment of an obligation arising and not fulfilled prior to the termination of the AMI Area.

f) If either Suncor or Kereco acquires a 100% interest in any posted lands (the "acquiring party") because the other party was not interested in participating in the land sale bid (the "non-acquiring party") the non-acquiring party retains the option within a period of 7 days following the February 7, 2007 land sale to elect in writing to acquire a 50% working interest from the acquiring party by reimbursing 50% of the costs paid by the acquiring party (and failure to elect is an election to not acquire the interest), and:

i) If Suncor is the acquiring party and Kereco elects to acquire its 50% working interest share, it shall do so subject to the reservation of the applicable AMI Royalty to Suncor and the actual reimbursement payment to Suncor may be deferred until April 30, 2007; or

ii) If Kereco is the acquiring party and Suncor elects to acquire its 50% working interest share, it shall do so subject to the reimbursement to Kereco of its 50% working interest share of the acquisition costs.

The parties may mutually agree to extend the time period under which the non-acquiring party may elect to acquire a 50% working interest from the acquiring party provided that the acquiring party and the non-acquiring party have not been in receipt of material information from the Test Well.

9. <u>Limitations Act</u>

The two (2) year time period for seeking a remedial order under Section 3(1)(a) of the Limitations Act, R.S.A. 2000 c.L-12, as may be amended from time to time, for any claim (as defined in that Act) arising in connection with this agreement is extended to:

a) for claims disclosed by an audit, two years after the time this agreement permitted that audit to be performed; or

b) for all other claims, six years.

10. <u>Assignment By Farmee Prior to Earning</u>

Farmee shall not assign all or any portion of its interest prior to earning pursuant to the terms of this Agreement unless the Farmor's prior written consent is obtained which may reasonably be withheld.

11. <u>Assignment by Suncor</u>

Farmee acknowledges that Suncor's Prospect Generation Services group does not typically take a participating Working Interest share in the well activity it generates as a result of third party industry deals and that its preparedness to be a Participant with the Farmee is to initially facilitate the drilling of the Test Well. It is Suncor's intention to

secure a third party who will join Kereco in the capacity of Farmee by assuming Suncor's 50% participating Working Interest in the Test Well, the Operating Procedure and this Agreement as to all the other rights and obligations retained by Farmee hereunder. Kereco will not unreasonably withhold its consent to an assignment by Suncor of its interest to a third party and both Kereco and Suncor will do what is practical and reasonable so that the Operator will be in a position to directly recognize an assignee of Suncor's particularly with respect to the distribution of well information on a timely and current basis, notwithstanding binding date provisions of the Assignment Procedure so long as Suncor's proposed assignee understands and accepts the terms and conditions of this agreement prior to Operator recognizing such assignment.

12. <u>Miscellaneous</u>

a) The terms of this Agreement express and constitute the entire agreement between the Parties. No amendments shall be binding unless agreed to by all Parties in writing. No implied covenant or liability is created or shall arise by reason of this Agreement or anything herein contained.

b) If there is a conflict between the terms of the Farmout and Royalty Procedure and this Agreement or the Operating Procedure and this Agreement, the terms of this Agreement shall prevail.

c) This Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and assigns.

d) This Agreement and the relationship between the Parties shall be construed and determined according to the laws of the Province of Alberta and the courts of the Province of Alberta shall have exclusive jurisdiction with respect to any matters or things arising directly or indirectly related to this Agreement.

e) This Agreement may be executed in counterpart.

Should the foregoing accurately reflect our agreement, please so indicate by signing the Agreement and returning the signed counterpart execution page to the attention of the undersigned.

Yours very truly,

SUNCOR ENERGY INC.

[signature]

Leslie Simpson
Senior Landman
Prospect Generation Services

Accepted and agreed to this 6 day of FEBRUARY, 2007

KERECO ENERGY LTD.

Per: [signature]

Title: LANDMAN

This is the execution page to that Farmout Agreement dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

Schedule "A"
Attached to and made a part of a Farmout Agreement dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

Farmout Lands	Title Documents	Encumbrances
95-8-W6M: 7,8,17,19 PNG below Triasssic Primary term expiry: April 17, 2007	Crown P&NG Licence 5403040803 Meridian Land Services Ltd.	Crown Royalty
95-9-W6M: 1, 11, 12, 13, 23, 24 PNG below Triassic Primary term expiry: April 17, 2007	Crown P&NG Licence 5403040804 Canadian Landmansters Services Ltd.	Crown Royalty
95-9-W6M: 2, 3, 10, 14, 15 PNG below Triassic Primary term expiry: April 17, 2007	Crown P&NG Licence 5403040805 Alterren Land Services Ltd.	Crown Royalty

Farmor's Working Interest in Farmout Lands prior to farmout to Farmee: 100%

Schedule "B"
Attached to and made a part of a Farmout Agreement dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

1. Effective Date (Subclause 1.01(f)): February 1, 2007

2. Payout (Subclause 1.01(t), if Article 6.00 applies) -Alternate A- N/A -Alternate B- N/A

   Alternate B options, if applicable - _______m3 of equivalent production - ____years.

3. Incorporation of Clauses from 1990 CAPL Operating Procedure (Clause 1.02)

   (i) Insurance (311): Alternate A_________________Alternate B____X______

   (ii) Address for Notices (Clause 2202): The Parties addresses for service are:

   Suncor Energy Inc.
   P.O. Box 38
   112 – 4th Avenue S.
   Calgary, Alberta T2P 2V2
   Attn: Manager, Contracts & Land Admin

   Kereco Energy Ltd.
   1400, 530 - 8th Avenue S.W.
   Calgary, Alberta
   T2P 3S8
   Attn: VP Land

4. Article 4.00 (Option Wells): will__________/will not ________X______apply

5. Article 5.00 (Overriding Royalty): will____X_____/will not ______________apply

6. Quantification of Overriding Royalty (Subclause 5.01A, if applicable): Subject to the provisions of Clause 8 of the Head Agreement

   (i) Crude Oil (a) -Alternate_____1_______
   -If Alternate 1 applies, 12.5%
   -If Alternate 2 applies, n/a

   (ii) Other (b) -Alternate_____1_______
   -If Alternate 1 applies, 12.5%
   -If Alternate 2 applies, N/A in (i) and N/A in (ii)

7. Permitted Deductions (Subclause 5.04B, if applicable): Alternate 1 & 2, 50%

8. Article 6.00 (Conversion of Overriding Royalty): will _______/will not _______X______
9. Article 8.00 (Area of Mutual Interest): will____x______/will not______________apply subject to the provisions of clause 8 of Head Agreement

10. Reimbursement of Land Maintenance Costs (Clause 11.02) will _____/will not____X__apply

Schedule "C" - Page 1 of 3
Attached to and made a part of a Farmout Agreement
Dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

1990 CAPL OPERATING PROCEDURE			
ARTICLE	CLAUSE	ELECTION	
III	311 - Insurance	"B"	
VI	604 - Marketing Fee	"A"	
IX	903 - Party Participation	"A"	
X	1007 - Penalty for Independent Well	400% - Development 600% - Exploratory	
	1004 - Operator for Independent Op	See amendment below	
	1010 - Title Preserving Well	365 days	
XXII	2202 - Addresses for Notices	Suncor Energy Inc. P.O. Box 38 112 - 4 Ave. S.W. Calgary, AB T2P 2V5 Attention: Manager, Contracts & Land Administration	Kereco Energy Ltd. 1400, 530 - 8th Avenue S.W. Calgary, AB T2P 3S8 Attention: V.P. Land
XXIV	2401 - Right to Assign, Sell, Dispose	"A"	
	2404 - Recognition Upon Assignment	N/A	

Operator for Independent Operations (Clause 1004): Delete and replace with Rider I, attached

RIDER I

Clause 1004 is deleted in its entirety and replaced with the following:

Notwithstanding anything to the contrary contained in this Operating Procedure, the Operator shall be the Operator with respect to any operations as an independent operation whether the Operator proposes the independent operation or not; provided, however, where the Operator is not participating in that operation proposed as an independent operation then, in such case, the proposing party shall be the Operator with respect to that operation proposed as an independent operation, unless the parties otherwise agree or the proposing party would be disqualified from serving as Operator pursuant to the Subclause 202(a). Where, as above, the Operator is not a participating party with respect to an independent operation nor the Operator thereof, then upon becoming a participating party, the Operator shall succeed the proposing party as Operator with respect to such operation at the completion of such operation or, if agreed by the proposing party and the Operator, at the completion of a particular phase of the operation.

Attached to and made a part of a Farmout Agreement
Dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

1996 PASC ACCOUNTING PROCEDURE		
ARTICLE	CLAUSE	ELECTION
I	105 - Operating Advances	a) 10% of approved forecast
	110 - Approvals	Approvals from two (2) or more parties having interests in the Joint Property totalling 75 percent
	112 - Expenditure Limitations	a) excess of $50,000.00 c) excess of $50,000.00
II	202 - Employee Benefits	b) Non-Compulsory - 25%
	213 - Camp and Housing	b) shall _x_ shall not __
	216 - Warehouse Handling	5%
	221 - Allocation Options	N/A
III	302 - Overhead Rates	
	a) Exploration Project	1) 5% of first $50,000 plus 2) 3% of next $100,000 3) 1% of cost exceeding 1 & 2
	b) Drilling Well	1) 3% of first $50,000 plus 2) 2% of next $100,000 3) 1% of cost exceeding 1 & 2
	c) Initial Construction	1) 5% of first $50,000 plus 2) 3% of next $100,000 3) 1% of cost exceeding 1 & 2
	d) Subsequent Construction	1) 5% of first $50,000 plus 2) 3% of next $100,000 3) 1% of cost exceeding 1 & 2
	e) Operations & Maintenance	1) 0% of Cost; and/or 2) $300 per Producing Well per month; or 3) A flat rate of $50 per month Subclause 302(e)(2) and 302(e)(3) hereof shall _x__ shall not
IV	406 - Dispositions	$50,000.00

102. Modifications to the PASC Accounting Procedure

The Accounting Procedure is modified as follows:

The clauses contained in the Accounting Procedure are deleted and replaced as follows:

Clause 201(a)(6) - Salaries and wages of the Operator's employees engaged in Production Engineering who are either temporarily or permanently assigned to and directly employed off-site in direct support of Joint Operations.

Clause 207(d) - Maintaining and operating an On-Site Warehouse that is part of the Joint Property. When additional operations or activities are served by the On-Site Warehouse, the cost of maintaining and operating the On-Site Warehouse shall be allocated among all operations and activities served, on an equitable basis or as otherwise agreed to by the Owners pursuant to Clause 216 of this Accounting Procedure.

Clause 406 - The Operator shall make timely disposition of idle and/or surplus Material, either through sale to the Non-Operators or sale to other parties. The Operator may purchase, but shall be under no obligation to purchase, the interest of the Non-Operator's surplus Material. All sales of Material, regardless of Condition, the proceeds from disposition of which is greater than fifty thousand __________ dollars ($ 50,000.00__________) shall be subject to approval by the Owners. All other disposals of Material shall be at the discretion of the Operator excepting sale to the Operator or its Affiliates. Exceptions shall be priced pursuant to Clause 402 of this Accounting Procedure unless prior approval by the Owners is obtained.

Clause 501(b) The Operator shall conduct an inventory of stock maintained in a Warehouse which is part of Joint Operations on an annual basis or as otherwise approved by the Owners.

103. Warranty as to Modifications
Except as otherwise provided for in Clause 101 and 102 hereof, the Accounting Procedure published by the Petroleum Accountants Society of Canada, 1996 (copyright) is hereby incorporated in its entirety in the Agreement and the Parties so warrant that said Accounting Procedure has been amended only to the extent set forth herein.

Schedule "D"
Attached to and made a part of a Farmout Agreement
Dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

SUNCOR ENERGY

Well Requirement Sheet

Date Sent
Operation Type
Sent By
Well Name
Location
BC LOCATION
UWI
PROVINCE
LICENCE #
Interest

TO:
ATTN:
Fax
Phone

Before Spudding:	# of Copies
Well Cost Estimate/AFE	NA
Drilling Licence	2
Drilling Program	2
Geological Prognosis	2
Survey Plat	2
During Drilling:	
Daily Drilling Reports (typed version)	1
Daily Geological Reports	1
Prints of Field/Transmitted Logs	2
Reports of all Prelim. Core and Fluid Analysis	2
Completion:	
AFE for Completion	NA
Completion Program	2
Completion Wireline Logs	2
Cased Hole Form. Evaluation Logs	2
Daily Completion Reports (typed version)	1
Cased Hole and Prod. Eval Logs (Floppy)	1

After Drilling:	# of copies
Final Wireline Logs	2
Final Wireline Logs, including LIS, LAS and Print files (PDS PBM or META) on CD	1
Final Oil, Gas and Water Reports	2
Final Core Reports	2
Final Core Reports (Floppy/Ascii File)	1
Final DST Reports and Charts	2
Final DST Reports (Floppy/Ascii File)	1
Final Deviation Survey Report	2
Final Deviation Survey Report (Floppy/Ascii)	1
Final Lithological Report	2
Final Lithological Report (Floppy/digital copy)	1
Final Geological Report	2
Final Geological Report (Floppy/digital copy)	1
Abandonment Report	1
Subsurface Pressure Temp. Report (Floppy/Ascii File)	1
All Production Test Data and subsequent workover service information	1

PLEASE SEND ALL REQUIRED DOCUMENTS DIRECTLY TO SUNCOR OPERATIONS:
Kirsten Ytsma: Fax 205 6995 /269 6216, klytsma@suncor.com

Name	Position	Bus.#	Fax #	Cellular	Res Fax #	Res. #	Home Address
	Operations						
	Log Analyst						
	Geologist						

SPECIAL REQUIREMENTS:

1. Daily drilling and completions reports telefaxed to Kirsten Ytsma at 269 6216 (pages), 205 6899 (computer fax)
   Complete and Final Digital Reports can be in Word, Excel or other formats.
2. 48-hour advance notice of spudding, logging, coring, drill stem testing, completion or abandonment and advice of oil or gas shows to Suncor operations.
3. Letter of authority giving: a) Access to rig floor at all times b) Access to view core and c) Access to Operator's sample.
4. Copy of all forms and correspondence with government agencies re: incentives, royalty or tax exemptions, etc.

Please acknowledge receipt of the above items and /or the sheet, by signing and returning the 2nd copy to: SUNCOR ENERGY INC., PO BOX 38, 22nd Floor, 112 - 4 AVE SW, CALGARY, AB T2P 2V5, ATTN: Kirsten Ytsma

Received by: ______________________

Schedule "E" – AMI Area

Attached to and made a part of a Farmout Agreement
Dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.


R9
R8

Yellow - Farmout Lands

Orange - Posted for February 7, 2007 Alberta Land Sale

Purple Hatch - Non-competition at Land Sale and one year area of exclusion applies

Schedule "F"
Attached to and made a part of a Farmout Agreement
Dated February 1, 2007 between Suncor Energy Inc. and Kereco Energy Ltd.

DRILLING COST ESTIMATE

Well Name: Tasman ChinChaga 2-8-95-8 W6 (Directional) — T.D.: [illegible]

Objective: Slave Point / Watt Mountain Gas — Spud: Q1 2007

Assumptions: 1 x 18m Core / 3 x DST / Shallow DEMOB

CODE	DESCRIPTION						ESTIMATE
	INTANGIBLE DRY HOLE						
9310-300	Licences, Permits, Fees						$1,000
9310-305	Surface Rights, Lease Acquisition						$2,500
9310-307	Location Survey						$14,000
9310-310	Site / Road Construction						$70,000
9310-311	Site / Road Restoration						170,000
9310-315	Rig Move & Rigup						$105,000
9310-317	Rathole & Conductor						$3,500
9310-320	Drilling Daywork (including Fuel)		20	days @	$18,500	/d	$185,000
9310-325	Directional Drilling		15	days @	$12,500	/d	$187,500
9310-331	Boiler		30	days @	$1,600	/d	$66,000
9310-334	Camp & Catering		30	days @	$3,500	/d	$105,000
9310-337	Crew Travel & Subsistence		30	days @	$600	/d	$18,000
9310-340	Bits & Reamers						$97,000
9310-342	Drilling Mud, Chemicals						$95,000
9310-343	Water (Hauling & Analysis)		30	days @	$900	/d	[illegible]
9310-345	Equipment Rentals		30	days @	$4,750	/d	$142,[illegible]
9310-348	Trucking						$96,000
9310-350	Contract Services						$4,[illegible]
9310-352	Coring & Analysis		1	x 18 m @	$20,000	/core	$20,000
9310-354	Logging		2570	meters @	$16	/ meter	$41,[illegible]
9310-357	Drill Stem Testing & Analysis		2	tests x	$15,000	/test	$30,000
9310-360	Surface Casing	244.5 mm	450	meters @	[illegible]	/m	[illegible]
9310-361	Surface Casing Accessories, Welding, Tongs						$9,000
9310-362	Surface Casing Cement						$21,000
9310-370	Drilling Supervision		30	days @	$1,350	/d	$40,500
9310-375	Geological Supervision		23	days @	$1,500	/d	$34,500
9310-380	Engineering/Consulting						$20,000
9310-385	Miscellaneous						$7,000
9310-390	Contingency (10%)						$100,000
9310-395	Overhead (3-2-1%)						$72,000
TOTAL INTANGIBLE DRY HOLE (abandoned)							$1,[illegible]
TOTAL INTANGIBLE DRY HOLE (less abandonment)						A	$1,[illegible]
9310-365	Production Casing	139.7 mm	2570	meters @	$42.00	/m	$108,000
9310-366	Production Casing Accessories, Welding, Tongs						$20,000
9310-367	Production Casing Cement (2 Stage)						$73,500
TOTAL INTANGIBLE PRODUCTION CASING						B	$201,500
TOTAL INTANGIBLE CASED HOLE						(A+B)	$2,[illegible]

Estimator: Grant Anderson — Date: January [illegible], 2007

Schedule "C" attached to and forming part of a Participation Agreement, Dated February 14, 2007, among Suncor Energy Inc., Grand Banks Energy Corporation, Dejour Energy (Alberta) Ltd., and Eden Energy Corp.

KERECO ENERGY LTD
Authorization For Expenditure

PROJECT DESCRIPTION:	2-8-95-8 W6M Directional Drill	NOTICE REQUIRED ? ☐ YES	☐ NO
Well Name:	Kereco Chinchaga 2-8-95-8 W6M	AFE No.:	31247
Legal UWI:	100/02-08-095-08 W6M	Revision No.:	
Field:	Chinchaga	Cost Center:	
Kereco WI:	50.00%	Land No.:	
Operator:	Kereco Energy Ltd.	External AFE No.:	
Province:	Alberta	Date:	February 6/07

☐ 1 Land ☐ 2 Seismic ☒ 3 Drill & Abandonment ☐ 4 Completion ☐ 5 Workover
☐ 6 Well Equip. / Gathering / Tie-in ☐ 7 Facilities ☐ 8 Misc.

Anticipated Starting Date: February 10/07 Anticipated Completion Date: March 10/07

JUSTIFICATION:

Funds are required to construct and directionally drill this potential Slave Point and / or Watt Mountain gaswell.

Project Detail	ACCT	TOTAL AFE
Drill a 311 mm surface hole to 407m, set 219.1 mm surface casing Drill a 202 mm main hole to +/1760m directionally drill to +/-1950m MD Log and conduct two drillstem tests Run and cement 139.7 mm, 25.3 kg/m, PS-80 casing or abandon		$2,082,171
Total		$2,082,171

PARTICIPANTS	Interest%	Amount Cdn$
Kereco Energy Ltd.	50.0000%	$1,041,086
Suncor Energy	50.0000%	$1,041,085
		$0
TOTAL	100.0000%	$2,082,171

INTERNAL APPROVALS:

ORIGINATOR Barry Smith	TITLE: Manager Drilling	SIGNATURE: [signature]	DATE: Feb 7/07
V.P. EXPLORATION: Chris Barton		SIGNATURE: [signature]	DATE: Feb 8/07
CHIEF OPERATING OFFICER: Kirby Wanner		SIGNATURE: [signature]	DATE: Feb 9/07
PRESIDENT & CEO: Grant Fagerheim		SIGNATURE:	DATE:

PARTICIPANT APPROVAL:

COMPANY: SUNCOR ENERGY INC.			
NAME: R. J. SMITH	TITLE: V.P. PRODUCT GENERATION SERVICES	SIGNATURE: [signature]	DATE: Feb 9, 2007

KERECO ENERGY LTD
DRILLING AFE COST ESTIMATE

WELL NAME:	Kereco Chinchaga 2-8-95-8 W6M	AFE NUMBER:	31247	
LOCATION:	100/02-08-095-08 W6M	DATE:	February 5/07	WI %
FIELD:	Chinchaga	EST. DAYS:	30	50%
WELL CLASS.:		DEPTH (m):	2568m	
PROJECT:	2-8-95-8 W6M Directional Drill			

CODE	DRILLING COSTS DESCRIPTION	Gross D&A Costs	Gross Drill & Case Costs	Net Drill & Case Costs
	Location Costs:			
501	License, Permits and Road Use Costs / Municipal Taxes	$1,000	$1,000	$500
502	Surface Rights / Lease Acquisition	$2,500	$2,500	$1,250
503	Scouting / Surveying / Pre-site Assessment / Environmental Studies	$14,000	$14,000	$7,000
504	Engineering Consulting / ERP & EPZ Planning	$32,500	$32,500	$16,250
505	Construction: Location & Road	$70,000	$70,000	$35,000
506	Construction / Restoration Supervision	$0	$0	$0
507	Lease / Road Restoration	$70,000	$70,000	$35,000
	Drilling Costs:			
505	Generator Rental	$0	$0	$0
521	Rig / Camp Move	$155,000	$155,000	$77,500
522	Towing & Road Maintenance	$0	$0	$0
523	Conductor, Mouse / Rat Hole, Welding	$8,500	$8,500	$4,250
524	Drilling - Daywork / Meterage	$495,000	$495,000	$247,500
525	Camp and Catering / Crew Travel & Subsistence	$123,000	$123,000	$61,500
526	Fuel	$0	$0	$0
527	Boiler	$48,000	$48,000	$24,000
528	Water	$28,500	$28,500	$14,250
529	Mud Systems	$55,000	$55,000	$27,500
530	Drill String - Downhole Tool Rental	$0	$0	$0
531	Drill Bits / Reamers	$55,000	$55,000	$27,500
532	Directional Drilling Services	$187,500	$187,500	$93,750
533	Pipe Inspection / Repair	$0	$0	$0
534	Fishing Tools and Service	$0	$0	$0
535	Drilling Supervision	$40,500	$40,500	$20,250
536	Wellsite Geologist / Mud Logger	$24,000	$24,000	$12,000
537	Rental Surface Equipment / Tanks / Shacks	$142,500	$142,500	$71,250
538	Trucking / Hauling	$50,000	$50,000	$25,000
539	Vacuum Truck	$0	$0	$0
540	Fluid / Solids Disposal	$0	$0	$0
541	Garbage / Recycle	$0	$0	$0
542	Safety Equipment and Services	$0	$0	$0
544	CTU / N2 / Air Services	$0	$0	$0
545	Abandonment - Rig Days and Cementing	$45,000	$0	$0
546	Communication	$0	$0	$0
556	Insurance	$0	$0	$0
596	Engineering, In-House	$0	$0	$0
599	Miscellaneous	$17,000	$17,000	$8,500
	Logging / Testing Costs:			
571	Drillstem Testing - DST Analysis	$30,000	$30,000	$15,000
572	Coring - Core Analysis	$0	[illegible]	$0
573	Openhole Logging	$41,000	$41,000	$20,500
574	Testing Equipment Rental	$0	$0	$0
575	[illegible]	$0	$0	$0
	Casing / Cementing Costs:			
581	Surface Casing	$44,500	$44,500	$22,250
582	Surface Casing Accessories	$5,000	$5,000	$2,500
583	Surface Casing Cementing	$20,000	$20,000	$10,000
584	Wellhead - Casing Bowl	$0	$0	$0
585	Intermediate Casing	$0	$0	$0
586	Intermediate Casing Accessories	$0	$0	$0
587	Intermediate Casing Cementing	$0	$0	$0
588	Production Casing	$0	[illegible]	$84,[illegible]
589	Production Casing Accessories	$0	$20,000	$10,000
590	Production Casing Cementing	$0	[illegible]	$35,750
592	[illegible]	[illegible]	[illegible]	[illegible]
595	[illegible]	[illegible]	[illegible]	[illegible]
	Contingency @ 5%	[illegible]	[illegible]	[illegible]
	SUBTOTAL DRILLING COSTS	$1,806,250	$2,060,875	$1,030,268
	Overhead [illegible] First $50,000, 2% of Next $[illegible], 1% of Remainder	[illegible]	[illegible]	[illegible]
	TOTAL DRILLING COSTS	$1,916,203	$2,082,171	$1,042,085